June 15, 2022

BNY MELLON NEW JERSEY MUNICIPAL BOND FUND, INC.

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Daniel Barton, CFA and Jeffrey Burger, CFA are the fund's primary portfolio managers, positions they have held since December 2009 and March 2012, respectively. Mr. Barton is head of research for municipal bonds at INA. Mr. Burger is a senior portfolio manager at INA.

The following information supersedes and replaces the information in the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Daniel Barton, CFA and Jeffrey Burger, CFA are the fund's primary portfolio managers, positions they have held since December 2009 and March 2012, respectively. Messrs. Barton and Burger are jointly and primarily responsible for managing the fund's portfolio. Mr. Barton is head of research for municipal bonds at INA. He has been employed by INA or a predecessor company of INA since 2005. Mr. Burger is a senior portfolio manager at INA. He has been employed by INA or a predecessor company of INA since July 2009.

0750STK0622